                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in this Registration Statement (No. 333-39115) of our report, dated January 12, 1999, which appears on page 33 of the Annual Report on Form 10-K of Aqua Alliance Inc. for the year ended October 31, 1998.

                                          McGladrey & Pullen, LLP

New York, New York
April 28, 1999